Offerings - Offering: 1	May 13, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.700% Senior Notes due 2036
Amount Registered | shares	700,000,000
Proposed Maximum Offering Price per Unit	0.99974
Maximum Aggregate Offering Price	$ 699,818,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 96,644.87
Offering Note	The filing fee of $96,644.87 is calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended.